UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04775

MFS SERIES TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2016

MFS® GROWTH FUND

MEG-ANN

MFS® GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, even after a recent rise in bond yields, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth,

there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 13, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	4.5%
Amazon.com, Inc.	4.2%
Alphabet, Inc., “A”	3.8%
Visa, Inc., “A”	3.6%
Microsoft Corp.	3.4%
MasterCard, Inc., “A”	2.6%
Alphabet, Inc., “C”	2.6%
Adobe Systems, Inc.	2.5%
American Tower Corp., REIT	2.3%
Thermo Fisher Scientific, Inc.	2.1%

Equity sectors
Technology	24.2%
Health Care	13.7%
Retailing	12.7%
Financial Services	10.6%
Special Products & Services	7.9%
Leisure	7.9%
Consumer Staples	5.0%
Industrial Goods & Services	4.4%
Autos & Housing	3.3%
Utilities & Communications	2.3%
Transportation	2.0%
Energy	1.3%
Basic Materials	1.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 11/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2016, Class A shares of the MFS Growth Fund (“fund”) provided a total return of 0.72%, at net asset value. This compares with a return of 4.22% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle toward the end of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Management Review – continued

Detractors from Performance

Stock selection, and to a lesser extent, an underweight position in the industrial goods & services sector weighed on performance relative to the Russell 1000® Growth Index. However, there were no individual stocks within this sector that were among the fund’s top relative detractors for the period.

Weak security selection in the health care sector further hindered relative results. Not holding health insurance and Medicare/Medicaid provider UnitedHealth, and overweight positions in biopharmaceutical firms Allergan (United Kingdom), Alexion Pharmaceuticals and Regeneron Pharmaceuticals, held back relative returns.

Stocks in other sectors that weakened relative performance included the fund’s overweight positions in online professional network provider LinkedIn (h), IT company Cognizant Technologies and customer information software manager Salesforce.com. Not owning shares of telecommunications services provider Verizon Communications and an underweight position in software giant Microsoft further dampened relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurts performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in both the retailing and autos & housing sectors was a primary contributor to relative performance during the period. Within the retailing sector, the fund’s overweight position in apparel retailer Ross Stores and an underweight position in drugstore retailer CVS Health supported relative results. Shares of Ross Stores beat the benchmark during the period as strong same-store sales lifted earnings. Within the autos & housing sector, the fund’s overweight position in construction aggregates producer Vulcan Materials lifted relative returns as strong demand for construction aggregates helped push share prices higher.

Elsewhere, the fund’s overweight positions in computer graphics processor manufacturer NVIDIA, broadband communications and networking services company Broadcom and software company Adobe boosted relative returns. Underweight positions in biotech firm Gilead Sciences (h) and computer and personal electronics maker Apple, along with not owning media conglomerate Walt Disney and biotechnology medicines company Amgen, further supported relative results.

Respectfully,

Eric Fischman	Matthew Sabel
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/13/93	0.72%	13.11%	8.47%	N/A
B	12/29/86	(0.03)%	12.26%	7.66%	N/A
C	4/01/96	(0.05)%	12.26%	7.65%	N/A
I	1/02/97	0.96%	13.38%	8.73%	N/A
R1	4/01/05	(0.05)%	12.26%	7.64%	N/A
R2	10/31/03	0.46%	12.82%	8.18%	N/A
R3	4/01/05	0.71%	13.11%	8.45%	N/A
R4	4/01/05	0.96%	13.39%	8.73%	N/A
R6 (formerly Class R5)	8/26/11	1.06%	13.47%	N/A	14.68%
Comparative benchmark
Russell 1000® Growth Index (f)		4.22%	14.14%	8.24%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.07)%	11.78%	7.83%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.87)%	12.01%	7.66%	N/A
C With CDSC (1% for 12 months) (v)		(1.01)%	12.26%	7.65%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2016 through November 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2016 through November 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/16	Ending Account Value 11/30/16	Expenses Paid During Period (p) 6/01/16-11/30/16
A	Actual	0.95%	$1,000.00	$1,008.28	$4.77
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
B	Actual	1.70%	$1,000.00	$1,004.53	$8.52
	Hypothetical (h)	1.70%	$1,000.00	$1,016.50	$8.57
C	Actual	1.70%	$1,000.00	$1,004.39	$8.52
	Hypothetical (h)	1.70%	$1,000.00	$1,016.50	$8.57
I	Actual	0.70%	$1,000.00	$1,009.41	$3.52
	Hypothetical (h)	0.70%	$1,000.00	$1,021.50	$3.54
R1	Actual	1.70%	$1,000.00	$1,004.38	$8.52
	Hypothetical (h)	1.70%	$1,000.00	$1,016.50	$8.57
R2	Actual	1.20%	$1,000.00	$1,006.91	$6.02
	Hypothetical (h)	1.20%	$1,000.00	$1,019.00	$6.06
R3	Actual	0.95%	$1,000.00	$1,008.17	$4.77
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
R4	Actual	0.70%	$1,000.00	$1,009.57	$3.52
	Hypothetical (h)	0.70%	$1,000.00	$1,021.50	$3.54
R6 (formerly Class R5)	Actual	0.61%	$1,000.00	$1,010.05	$3.07
	Hypothetical (h)	0.61%	$1,000.00	$1,021.95	$3.08

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

11/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.4%
Issuer	Shares/Par	Value ($)
Aerospace - 0.6%
Honeywell International, Inc.	671,296	$76,487,461

Alcoholic Beverages - 1.6%
Constellation Brands, Inc., “A”	1,202,741	$181,782,275
Pernod Ricard S.A. (l)	279,529	29,329,622

		$211,111,897
Apparel Manufacturers - 1.1%
NIKE, Inc., “B”	2,584,949	$129,428,396
VF Corp.	230,879	12,585,214

		$142,013,610
Automotive - 0.5%
LKQ Corp. (a)	2,032,200	$66,717,126

Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc.	265,410	$32,536,612
Biomarin Pharmaceutical, Inc. (a)	450,518	38,577,856
Celgene Corp. (a)	1,731,237	205,168,897
Regeneron Pharmaceuticals, Inc. (a)	174,986	66,361,691

		$342,645,056
Brokerage & Asset Managers - 3.1%
Blackstone Group LP	423,591	$10,903,232
Charles Schwab Corp.	4,442,298	171,739,241
Intercontinental Exchange, Inc.	4,019,210	222,664,234

		$405,306,707
Business Services - 6.3%
Cognizant Technology Solutions Corp., “A” (a)	2,316,071	$127,569,191
Equifax, Inc.	975,648	111,662,914
Fidelity National Information Services, Inc.	1,036,950	80,042,171
Fiserv, Inc. (a)	1,912,851	200,122,472
FleetCor Technologies, Inc. (a)	1,061,554	158,532,474
PayPal Holdings, Inc. (a)	802,736	31,531,470
Verisk Analytics, Inc., “A” (a)	1,238,572	102,900,562

		$812,361,254
Cable TV - 1.5%
Comcast Corp., “A”	2,735,510	$190,145,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 0.7%
Monsanto Co.	868,376	$89,190,899

Computer Software - 9.1%
Adobe Systems, Inc. (a)	3,154,014	$324,264,179
Akamai Technologies, Inc. (a)	229,933	15,336,531
Intuit, Inc.	1,294,953	147,210,257
Microsoft Corp.	7,268,205	437,982,033
Sabre Corp.	1,913,849	49,472,997
Salesforce.com, Inc. (a)	2,707,258	194,922,576

		$1,169,188,573
Computer Software - Systems - 1.6%
Apple, Inc.	1,861,520	$205,735,190

Construction - 2.8%
Sherwin-Williams Co.	642,819	$172,706,181
Vulcan Materials Co.	1,495,552	187,916,109

		$360,622,290
Consumer Products - 1.5%
Colgate-Palmolive Co.	1,765,978	$115,194,745
Estee Lauder Cos., Inc., “A”	1,003,091	77,940,171

		$193,134,916
Consumer Services - 1.6%
Priceline Group, Inc. (a)	139,823	$210,249,049

Electrical Equipment - 1.8%
AMETEK, Inc.	1,502,951	$71,164,730
Amphenol Corp.	1,379,118	94,138,595
Fortive Corp.	1,288,766	70,869,242

		$236,172,567
Electronics - 2.7%
Broadcom Corp.	1,203,243	$205,140,899
NVIDIA Corp.	1,482,225	136,661,145

		$341,802,044
Energy - Independent - 1.4%
Concho Resources, Inc. (a)	522,455	$74,721,514
Pioneer Natural Resources Co.	525,660	100,422,086

		$175,143,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Entertainment - 1.2%
Netflix, Inc. (a)	1,312,949	$153,615,033

Food & Beverages - 1.9%
Danone S.A.	896,145	$56,378,897
Mead Johnson Nutrition Co., “A”	636,532	45,887,592
Mondelez International, Inc.	1,440,086	59,389,147
Monster Worldwide, Inc. (a)	1,784,202	79,843,040

		$241,498,676
Food & Drug Stores - 0.1%
CVS Health Corp.	219,744	$16,896,116

Gaming & Lodging - 0.7%
Marriott International, Inc., “A”	1,117,283	$88,019,555

General Merchandise - 2.6%
Costco Wholesale Corp.	910,606	$136,691,067
Dollar Tree, Inc. (a)	2,231,226	196,704,884

		$333,395,951
Insurance - 0.8%
Aon PLC	853,289	$97,360,275

Internet - 10.8%
Alphabet, Inc., “A” (a)	624,800	$484,769,824
Alphabet, Inc., “C” (a)	439,484	333,146,451
Facebook, Inc., “A” (a)	4,837,380	572,842,540

		$1,390,758,815
Leisure & Toys - 2.2%
Activision Blizzard, Inc.	3,185,301	$116,613,870
Electronic Arts, Inc. (a)	2,177,340	172,532,422

		$289,146,292
Machinery & Tools - 1.9%
Flowserve Corp.	1,373,514	$65,173,239
Roper Technologies, Inc.	750,417	135,908,023
Xylem, Inc.	966,065	49,829,633

		$250,910,895
Major Banks - 0.4%
Goldman Sachs Group, Inc.	245,540	$53,844,467

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 0.3%
McKesson Corp.	227,991	$32,787,386

Medical Equipment - 7.8%
Abbott Laboratories	1,665,915	$63,421,384
C.R. Bard, Inc.	362,735	76,373,854
Cooper Cos., Inc.	114,590	18,848,909
Danaher Corp.	3,123,599	244,171,734
Edwards Lifesciences Corp.	515,735	42,728,645
Medtronic PLC	2,417,276	176,485,321
Stryker Corp.	700,283	79,594,166
Thermo Fisher Scientific, Inc.	1,948,712	273,034,038
VWR Corp. (a)	1,223,886	33,289,699

		$1,007,947,750
Other Banks & Diversified Financials - 6.3%
Mastercard, Inc., “A”	3,304,085	$337,677,487
Visa, Inc., “A”	6,045,429	467,432,570

		$805,110,057
Pharmaceuticals - 2.9%
Allergan PLC	406,537	$78,990,139
Bristol-Myers Squibb Co.	1,938,854	109,428,920
Eli Lilly & Co.	1,319,016	88,532,354
Zoetis, Inc.	2,014,616	101,496,354

		$378,447,767
Railroad & Shipping - 2.0%
Canadian Pacific Railway Ltd.	799,363	$122,502,380
Union Pacific Corp.	1,341,803	135,964,898

		$258,467,278
Restaurants - 2.3%
Aramark	4,509,671	$155,177,779
Starbucks Corp.	2,457,985	142,489,391

		$297,667,170
Specialty Chemicals - 0.4%
Ecolab, Inc.	427,956	$49,955,304

Specialty Stores - 8.9%
Amazon.com, Inc.	718,941	$539,615,546
AutoZone, Inc.	136,370	106,802,257
Lululemon Athletica, Inc. (a)	478,407	27,264,415
Ross Stores, Inc.	3,357,675	226,945,253

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
TJX Cos., Inc.	2,088,266	$163,594,758
Tractor Supply Co.	1,049,251	78,767,273

		$1,142,989,502
Telecommunications - Wireless - 2.3%
American Tower Corp., REIT	2,904,793	$297,073,180
Total Common Stocks (Identified Cost, $8,499,008,714)		$12,413,919,008

Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 0.46% (v) (Identified Cost, $421,986,585)	421,986,585	$421,986,585

Collateral for Securities Loaned - 0.2%
JPMorgan U.S. Government Money Market Fund, 0.30% (j) (Identified Cost, $27,506,774)	27,506,774	$27,506,774
Total Investments (Identified Cost, $8,948,502,073)		$12,863,412,367

Other Assets, Less Liabilities - 0.1%		15,408,118
Net Assets - 100.0%		$12,878,820,485

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $8,526,515,488)	$12,441,425,782
Underlying affiliated funds, at value (identified cost, $421,986,585)	421,986,585
Total investments, at value, including $26,417,153 of securities on loan (identified cost, $8,948,502,073)	$12,863,412,367
Foreign currency, at value (identified cost, $246,784)	246,784
Receivables for
Investments sold	61,302,377
Fund shares sold	65,120,692
Interest and dividends	9,882,147
Other assets	265,861
Total assets	$13,000,230,228
Liabilities
Payables for
Investments purchased	$60,033,849
Fund shares reacquired	30,457,847
Collateral for securities loaned, at value	27,506,774
Payable to affiliates
Investment adviser	405,939
Shareholder servicing costs	2,532,849
Distribution and service fees	89,915
Payable for independent Trustees’ compensation	12,258
Accrued expenses and other liabilities	370,312
Total liabilities	$121,409,743
Net assets	$12,878,820,485
Net assets consist of
Paid-in capital	$8,786,922,728
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,914,909,484
Accumulated net realized gain (loss) on investments and foreign currency	178,182,460
Accumulated distributions in excess of net investment income	(1,194,187)
Net assets	$12,878,820,485
Shares of beneficial interest outstanding	177,334,446

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,281,060,324	59,877,119	$71.50
Class B	126,174,413	2,131,640	59.19
Class C	573,515,505	9,759,656	58.76
Class I	4,077,839,368	54,044,052	75.45
Class R1	12,304,958	208,684	58.96
Class R2	169,377,757	2,487,794	68.08
Class R3	528,605,732	7,427,277	71.17
Class R4	667,608,755	9,079,298	73.53
Class R6 (formerly Class R5)	2,442,333,673	32,318,926	75.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $75.86 [100 / 94.25 x $71.50]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$100,990,230
Interest	409,476
Dividends from underlying affiliated funds	1,080,282
Other	49,280
Foreign taxes withheld	(541,299)
Total investment income	$101,987,969
Expenses
Management fee	$74,495,995
Distribution and service fees	20,023,376
Shareholder servicing costs	11,911,810
Administrative services fee	630,753
Independent Trustees’ compensation	139,427
Custodian fee	250,423
Reimbursement of custodian expenses	(216,581)
Shareholder communications	535,468
Audit and tax fees	67,652
Legal fees	122,787
Miscellaneous	739,145
Total expenses	$108,700,255
Fees paid indirectly	(488)
Reduction of expenses by investment adviser and distributor	(5,626,932)
Net expenses	$103,072,835
Net investment loss	$(1,084,866)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$250,005,216
Underlying affiliated funds	1,681
Foreign currency	(45,249)
Net realized gain (loss) on investments and foreign currency	$249,961,648
Change in unrealized appreciation (depreciation)
Investments	$(147,697,845)
Translation of assets and liabilities in foreign currencies	7
Net unrealized gain (loss) on investments and foreign currency translation	$(147,697,838)
Net realized and unrealized gain (loss) on investments and foreign currency	$102,263,810
Change in net assets from operations	$101,178,944

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2016	2015
Change in net assets
From operations
Net investment income (loss)	$(1,084,866)	$7,005,339
Net realized gain (loss) on investments and foreign currency	249,961,648	505,919,869
Net unrealized gain (loss) on investments and foreign currency translation	(147,697,838)	310,420,786
Change in net assets from operations	$101,178,944	$823,345,994
Distributions declared to shareholders
From net investment income	$(3,450,068)	$—
From net realized gain on investments	(409,501,390)	(456,848,356)
Total distributions declared to shareholders	$(412,951,458)	$(456,848,356)
Change in net assets from fund share transactions	$1,283,629,270	$(198,670,699)
Total change in net assets	$971,856,756	$167,826,939
Net assets
At beginning of period	11,906,963,729	11,739,136,790
At end of period (including accumulated distributions in excess of net investment income of $1,194,187 and undistributed net investment income of $3,385,996, respectively)	$12,878,820,485	$11,906,963,729

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$73.58		$71.53	$63.99	$48.38	$42.43
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08	)(c)	$(0.03)	$(0.09)	$0.03	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.56		4.88	8.78	15.58	6.00
Total from investment operations	$0.48		$4.85	$8.69	$15.61	$5.95
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$71.50		$73.58	$71.53	$63.99	$48.38
Total return (%) (r)(s)(t)(x)	0.72	(c)	7.09	13.82	32.27	14.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(c)	1.01	1.02	1.05	1.11
Expenses after expense reductions (f)	0.96	(c)	0.96	0.98	1.04	1.10
Net investment income (loss)	(0.11	)(c)	(0.04)	(0.13)	0.05	(0.11)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$4,281,060		$4,442,995	$4,285,993	$3,755,552	$2,647,251

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$61.80		$60.97	$55.12	$41.98	$37.10
Income (loss) from investment operations
Net investment loss (d)	$(0.50	)(c)	$(0.47)	$(0.50)	$(0.33)	$(0.35)
Net realized and unrealized gain (loss) on investments and foreign currency	0.45		4.10	7.50	13.47	5.23
Total from investment operations	$(0.05)		$3.63	$7.00	$13.14	$4.88
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$59.19		$61.80	$60.97	$55.12	$41.98
Total return (%) (r)(s)(t)(x)	(0.03	)(c)	6.28	12.96	31.30	13.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.76	1.77	1.80	1.86
Expenses after expense reductions (f)	1.71	(c)	1.71	1.73	1.79	1.84
Net investment loss	(0.86	)(c)	(0.79)	(0.89)	(0.68)	(0.86)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$126,174		$139,394	$143,281	$149,880	$135,197

Class C	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$61.38		$60.57	$54.77	$41.72	$36.86
Income (loss) from investment operations
Net investment loss (d)	$(0.50	)(c)	$(0.48)	$(0.50)	$(0.34)	$(0.34)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44		4.09	7.45	13.39	5.20
Total from investment operations	$(0.06)		$3.61	$6.95	$13.05	$4.86
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$58.76		$61.38	$60.57	$54.77	$41.72
Total return (%) (r)(s)(t)(x)	(0.05	)(c)	6.29	12.95	31.28	13.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.76	1.77	1.80	1.86
Expenses after expense reductions (f)	1.71	(c)	1.71	1.73	1.79	1.85
Net investment loss	(0.86	)(c)	(0.80)	(0.89)	(0.72)	(0.85)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$573,516		$545,745	$470,720	$349,813	$212,919

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$77.34		$74.86	$66.83	$50.40	$44.11
Income (loss) from investment operations
Net investment income (d)	$0.10	(c)	$0.15	$0.08	$0.15	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.59		5.13	9.17	16.28	6.22
Total from investment operations	$0.69		$5.28	$9.25	$16.43	$6.29
Less distributions declared to shareholders
From net investment income	$(0.02)		$—	$(0.07)	$—	$—
From net realized gain on investments	(2.56)		(2.80)	(1.15)	—	—
Total distributions declared to shareholders	$(2.58)		$(2.80)	$(1.22)	$—	$—
Net asset value, end of period (x)	$75.45		$77.34	$74.86	$66.83	$50.40
Total return (%) (r)(s)(x)	0.96	(c)	7.36	14.08	32.60	14.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.76	0.77	0.80	0.86
Expenses after expense reductions (f)	0.71	(c)	0.71	0.74	0.79	0.84
Net investment income	0.14	(c)	0.21	0.11	0.25	0.15
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$4,077,839		$3,166,345	$3,218,199	$2,100,936	$883,450

Class R1	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$61.58		$60.76	$54.93	$41.85	$36.98
Income (loss) from investment operations
Net investment loss (d)	$(0.50	)(c)	$(0.48)	$(0.50)	$(0.32)	$(0.34)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44		4.10	7.48	13.40	5.21
Total from investment operations	$(0.06)		$3.62	$6.98	$13.08	$4.87
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$58.96		$61.58	$60.76	$54.93	$41.85
Total return (%) (r)(s)(x)	(0.05	)(c)	6.29	12.96	31.25	13.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.76	1.77	1.80	1.86
Expenses after expense reductions (f)	1.71	(c)	1.71	1.74	1.79	1.85
Net investment loss	(0.87	)(c)	(0.80)	(0.89)	(0.68)	(0.86)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$12,305		$15,890	$15,390	$13,451	$12,146

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$70.36		$68.69	$61.65	$46.73	$41.08
Income (loss) from investment operations
Net investment loss (d)	$(0.24	)(c)	$(0.20)	$(0.25)	$(0.11)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.52		4.67	8.44	15.03	5.81
Total from investment operations	$0.28		$4.47	$8.19	$14.92	$5.65
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$68.08		$70.36	$68.69	$61.65	$46.73
Total return (%) (r)(s)(x)	0.46	(c)	6.82	13.52	31.93	13.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	(c)	1.26	1.27	1.30	1.36
Expenses after expense reductions (f)	1.21	(c)	1.21	1.24	1.29	1.35
Net investment loss	(0.37	)(c)	(0.30)	(0.39)	(0.20)	(0.36)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$169,378		$168,350	$172,551	$161,937	$124,942

Class R3	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$73.26		$71.23	$63.73	$48.18	$42.25
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08	)(c)	$(0.04)	$(0.09)	$0.02	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.55		4.87	8.74	15.53	5.97
Total from investment operations	$0.47		$4.83	$8.65	$15.55	$5.93
Less distributions declared to shareholders
From net realized gain on investments	$(2.56)		$(2.80)	$(1.15)	$—	$—
Net asset value, end of period (x)	$71.17		$73.26	$71.23	$63.73	$48.18
Total return (%) (r)(s)(x)	0.71	(c)	7.09	13.81	32.27	14.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(c)	1.01	1.02	1.05	1.11
Expenses after expense reductions (f)	0.96	(c)	0.96	0.99	1.02	1.10
Net investment income (loss)	(0.11	)(c)	(0.05)	(0.14)	0.04	(0.08)
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$528,606		$475,700	$462,227	$340,673	$181,189

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$75.42		$73.07	$65.26	$49.22	$43.05
Income (loss) from investment operations
Net investment income (d)	$0.09	(c)	$0.15	$0.08	$0.16	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.58		5.00	8.95	15.88	6.09
Total from investment operations	$0.67		$5.15	$9.03	$16.04	$6.17
Less distributions declared to shareholders
From net investment income	$—		$—	$(0.07)	$—	$—
From net realized gain on investments	(2.56)		(2.80)	(1.15)	—	—
Total distributions declared to shareholders	$(2.56)		$(2.80)	$(1.22)	$—	$—
Net asset value, end of period (x)	$73.53		$75.42	$73.07	$65.26	$49.22
Total return (%) (r)(s)(x)	0.96	(c)	7.36	14.08	32.59	14.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.76	0.77	0.80	0.86
Expenses after expense reductions (f)	0.71	(c)	0.71	0.73	0.79	0.85
Net investment income	0.13	(c)	0.21	0.11	0.29	0.17
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$667,609		$505,125	$849,381	$783,009	$475,711

Class R6 (formerly Class R5) (y)	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$77.45		$74.89	$66.83	$50.36	$44.07
Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.22	$0.14	$0.21	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.59		5.14	9.18	16.26	6.16
Total from investment operations	$0.76		$5.36	$9.32	$16.47	$6.29
Less distributions declared to shareholders
From net investment income	$(0.08)		$—	$(0.11)	$—	$—
From net realized gain on investments	(2.56)		(2.80)	(1.15)	—	—
Total distributions declared to shareholders	$(2.64)		$(2.80)	$(1.26)	$—	$—
Net asset value, end of period (x)	$75.57		$77.45	$74.89	$66.83	$50.36
Total return (%) (r)(s)(x)	1.06	(c)	7.47	14.20	32.70	14.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	(c)	0.66	0.68	0.71	0.81
Expenses after expense reductions (f)	0.61	(c)	0.62	0.64	0.71	0.81
Net investment income	0.24	(c)	0.29	0.20	0.37	0.27
Portfolio turnover	24		35	33	32	50
Net assets at end of period (000 omitted)	$2,442,334		$2,447,418	$2,121,395	$1,634,569	$1,061,058

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting –The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$12,413,919,008	$—	$—	$12,413,919,008
Mutual Funds	449,493,359	—	—	449,493,359
Total Investments	$12,863,412,367	$—	$—	$12,863,412,367

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan,

Notes to Financial Statements – continued

all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $26,417,153. The fair value of the fund’s investment securities on loan and a related liability of $27,506,774 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/16	11/30/15
Ordinary income (including any short-term capital gains)	$3,450,068	$—
Long-term capital gains	409,501,390	456,848,356
Total distributions	$412,951,458	$456,848,356

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/16
Cost of investments	$8,973,522,643
Gross appreciation	3,988,767,605
Gross depreciation	(98,877,881)
Net unrealized appreciation (depreciation)	$3,889,889,724
Undistributed long-term capital gain	207,169,902
Post-October capital loss deferral	(3,966,872)
Late year ordinary loss deferral	(1,181,964)
Other temporary differences	(13,033)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 11/30/16	Year ended 11/30/15	Year ended 11/30/16	Year ended 11/30/15
Class A	$—	$—	$154,587,726	$168,103,489
Class B	—	—	5,843,096	6,581,296
Class C	—	—	22,994,819	21,994,338
Class I	745,532	—	105,601,517	120,477,862
Class R1	—	—	655,396	702,679
Class R2	—	—	6,159,613	7,052,918
Class R3	—	—	16,478,079	18,479,854
Class R4	—	—	17,104,727	34,665,817
Class R6 (formerly Class R5)	2,704,536	—	80,076,417	78,790,103
Total	$3,450,068	$—	$409,501,390	$456,848,356

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $5 billion up to $10 billion; 0.50% of average daily net assets in excess of $10 billion up to $20 billion; and 0.45% of average daily net assets in excess of $20 billion. This written agreement will terminate on March 29, 2017. For the year ended November 30, 2016, this management fee reduction amounted to $4,541,025 which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2016, this management fee reduction amounted to $856,671, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.57% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Effective March 30, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Next $2.5 billion of average daily net assets	0.60%
Next $5 billion of average daily net assets	0.55%
Next $10 billion of average daily net assets	0.50%
Average daily net assets in excess of $20 billion	0.45%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,600,385 for the year ended November 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$10,882,835
Class B	0.75%	0.25%	1.00%	1.00%	1,335,588
Class C	0.75%	0.25%	1.00%	1.00%	5,621,256
Class R1	0.75%	0.25%	1.00%	1.00%	142,486
Class R2	0.25%	0.25%	0.50%	0.50%	840,416
Class R3	—	0.25%	0.25%	0.25%	1,200,795
Total Distribution and Service Fees					$20,023,376

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2016, this rebate amounted to $222,229, $3,508, $3,447, and $52 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2016, were as follows:

Amount
Class A	$12,916
Class B	173,240
Class C	60,595

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2016, the fee was $1,531,348, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $10,380,462.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.0052% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,018 and the Retirement Deferral plan resulted in a net decrease in expense of $82. Both amounts are included in “Independent Trustees’ compensation” in the Statement

Notes to Financial Statements – continued

of Operations for the year ended November 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $12,243 at November 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2016, the fee paid by the fund under this agreement was $24,570 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 6,620 shares of Class I for an aggregate amount of $473,148.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended November 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,542,908 and $27,302,845, respectively. The sales transactions resulted in net realized gains (losses) of $4,396,166.

(4) Portfolio Securities

For the year ended November 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $3,604,044,256 and $2,855,518,222, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/16		Year ended 11/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,178,708	$782,905,763	8,535,537	$603,069,309
Class B	441,098	25,601,159	355,072	21,181,732
Class C	2,442,986	141,323,644	1,960,814	115,966,785
Class I	23,993,580	1,792,128,777	11,602,365	859,680,298
Class R1	36,261	2,099,462	45,674	2,728,046
Class R2	814,742	55,160,459	514,092	34,738,957
Class R3	2,925,865	205,979,552	1,672,853	117,145,063
Class R4	4,535,628	332,664,816	3,504,182	253,110,297
Class R6 (formerly Class R5)	6,603,366	493,103,916	6,189,362	456,095,943
	52,972,234	$3,830,967,548	34,379,951	$2,463,716,430

Shares issued to shareholders in reinvestment of distributions
Class A	1,995,421	$140,337,049	2,220,163	$151,936,817
Class B	95,066	5,574,415	108,671	6,291,783
Class C	296,705	17,273,204	281,078	16,166,826
Class I	1,328,192	98,366,851	1,554,996	111,581,794
Class R1	11,219	655,396	12,178	702,679
Class R2	82,304	5,524,975	99,763	6,544,145
Class R3	235,368	16,478,021	271,197	18,479,737
Class R4	214,959	15,511,588	458,194	32,064,994
Class R6 (formerly Class R5)	1,079,221	80,046,728	1,097,270	78,790,103
	5,338,455	$379,768,227	6,103,510	$422,558,878

Shares reacquired
Class A	(13,682,261)	$(965,863,291)	(10,291,093)	$(726,509,558)
Class B	(660,030)	(38,456,937)	(558,230)	(33,272,969)
Class C	(1,871,536)	(108,627,004)	(1,121,608)	(66,329,529)
Class I	(12,218,854)	(904,359,503)	(15,204,125)	(1,127,908,601)
Class R1	(96,839)	(5,664,041)	(53,098)	(3,132,035)
Class R2	(801,928)	(53,722,711)	(733,111)	(49,109,547)
Class R3	(2,227,533)	(156,168,553)	(1,939,539)	(134,881,788)
Class R4	(2,369,098)	(171,330,142)	(8,888,250)	(646,431,316)
Class R6 (formerly Class R5)	(6,964,232)	(522,914,323)	(4,011,081)	(297,370,664)
	(40,892,311)	$(2,927,106,505)	(42,800,135)	$(3,084,946,007)

Notes to Financial Statements – continued

	Year ended 11/30/16		Year ended 11/30/15
	Shares	Amount	Shares	Amount
Net change
Class A	(508,132)	$(42,620,479)	464,607	$28,496,568
Class B	(123,866)	(7,281,363)	(94,487)	(5,799,454)
Class C	868,155	49,969,844	1,120,284	65,804,082
Class I	13,102,918	986,136,125	(2,046,764)	(156,646,509)
Class R1	(49,359)	(2,909,183)	4,754	298,690
Class R2	95,118	6,962,723	(119,256)	(7,826,445)
Class R3	933,700	66,289,020	4,511	743,012
Class R4	2,381,489	176,846,262	(4,925,874)	(361,256,025)
Class R6 (formerly Class R5)	718,355	50,236,321	3,275,551	237,515,382
	17,418,378	$1,283,629,270	(2,316,674)	$(198,670,699)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Managed Wealth Fund, were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2016, the fund’s commitment fee and interest expense were $64,498 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	337,114,240	1,606,171,313	(1,521,298,968)	421,986,585

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$1,681	$—	$1,080,282	$421,986,585

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust II and the Shareholders of MFS Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Fund (one of the series of MFS Series Trust II) (the “Fund”) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2017, the Trustees served as board members of 138 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fischman Matthew Sabel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion, $10 billion, and $20 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of March 30, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $472,190,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2016 and 2015, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Growth Fund	52,098	52,098

For the fiscal years ended November 30, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Growth Fund	0	0	6,727	6,727	0	2,060

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Growth Fund*	0	186,019	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by Deloitte:
To MFS Growth Fund, MFS and MFS Related Entities#	77,005	199,806

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST II

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 13, 2017

*	Print name and title of each signing officer under his or her signature.